BRINKER CAPITAL DESTINATIONS TRUST (“TRUST”)

SUPPLEMENT DATED APRIL 9, 2021,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 1, 2020

Ms. Ellyn L. Brown, Chair of the Trust’s Board of Trustees, has announced her intention to step down from the Board, effective as of April 23, 2021, to pursue other interests. Ms. Brown has served on the Board of Trustees since its organization on January 17, 2017 and has acted as Chair of the Board since April 1, 2018. During her tenure as Chair, Ms. Brown presided over the Board during Brinker Capital Holdings, Inc.’s acquisition by GT Polaris, Inc., which resulted in the formation of Brinker Capital Investments, LLC. As of March 31, 2021, the total assets of the Trust were approximately $14.44 billion, up from approximately $8.87 billion as of March 30, 2018. Earlier this year, Barron’s ranked the Trust eighth overall in the Barron’s Best Fund Families of 2020.

The Board expects to appoint promptly a new Chair at an upcoming meeting. The Board of Trustees and Brinker Capital Investments, LLC thanks Ms. Brown for her service to the Trust and wishes her continued success.

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